EXHIBIT 23.1






                               CONSENT OF COUNSEL


     We herby consent to the reference to us in the Prospectus constituting part of this Form SB-2 Registration Statement for BioQuest International, Inc., under the caption "Legal Matters."



                                                   /s/ DUNCAN, BLUM & ASSOCIATES


Bethesda, Maryland
September 26, 2000